EXHIBIT 99.1


                                    [LETTERHEAD]
                                  WESTERN BANCORP

--------------------------------------------------------------------------------
PRESS RELEASE
--------------------------------------------------------------------------------

Western Bancorp  (NASDAQ:  WEBC)
4100 Newport Place, Suite 900
Newport Beach, California 92660
Contacts:    Matthew P. Wagner               Arnold C. Hahn
             President &                     Chief Financial Officer
             Chief Executive Officer
Phone:       310/477-2401                    949/863-2351
FAX:         310/231-0321                    949/757-5844



FOR IMMEDIATE RELEASE

     WESTERN BANCORP ANNOUNCES SECOND QUARTER 1998 EARNINGS

July 15, 1998

Newport Beach, California . . . Western Bancorp ("Western") today announced that its consolidated net income for the quarter ended June 30, 1998 was $6,172,000 or $0.39 per diluted share. This compares with earnings of $469,000, or $0.04 per diluted share, for the quarter ended June 30, 1997. On an operating basis, before the amortization of goodwill, net income for the three month periods would have been $8,782,000 and $4,112,000 in 1998 and 1997, respectively, or $0.55 and $0.38 per diluted share, respectively, a growth of approximately 45%. Diluted operating net income per share grew approximately 6% from $0.52 per diluted share in the first quarter of 1998. Operating results for the 1998 period include those of Santa Monica Bank, which was acquired on January 27, 1998.

Consolidated net income for the six months ended June 30, 1998 was $11,507,000, or $0.77 per diluted share. This compares with earnings of $3,445,000, or $0.32 per diluted share, for the six months ended June 30, 1997. On an operating basis, before the amortization of goodwill and before the after-tax gain on sale of loans, net income for the six month periods would have been $16,068,000 and $7,744,000 in 1998 and 1997, respectively, or $1.07 and $0.72 per diluted share, respectively, a growth of approximately 49%. Operating results for the 1998 period include those of Santa Monica Bank, which was acquired on January 27, 1998.

On January 27, 1998, Western consummated the acquisition of Santa Monica Bank through the merger of Santa Monica Bank with and into Western Bank, a wholly-owned subsidiary of Western Bancorp. The name of Western Bank has been changed to Santa Monica Bank. The acquisition was accounted for as a purchase and, therefore, the earnings of Santa Monica Bank have been included in operating results since February 1, 1998. As a result of this acquisition, approximately 4,980,000 shares of the common stock of Western Bancorp were issued to certain holders of common stock of Santa Monica Bank and to certain private investors. As a result of the acquisition and the issuance of additional shares, book value per share increased from $12.18 at December 31, 1997 to $18.16 at March 31, 1998. Book value per share increased to $18.41 at June 30, 1998.

During the second quarter, the Western Bancorp Board of Directors approved the declaration of a quarterly dividend of $0.15 per common share which was paid on June 26, 1998 to shareholders of record on June 5, 1998.

Western Bancorp's operating return on tangible assets improved from 1.15% in the first quarter of 1997 to 1.46% in the fourth quarter of 1997 to 1.71% in the first quarter of 1998 to 1.87% in the second quarter of 1998. This improvement comes from improving credit quality, a higher net interest margin and improvements in efficiency.

Credit quality at Western Bancorp continues to improve. The allowance for loan and lease losses increased from 1.80% of loans and leases at December 31, 1997 to 1.99% at March 31, 1998 and down slightly to 1.94% at June 30, 1998. The allowance for loan and lease losses to non-performing assets increased from 115.6% to 132.3% over the six month period. Western had net charge-offs of approximately $170,000 for the first six months of 1998, an annualized net charge-off rate of 3 basis points.

Matthew P. Wagner, President and Chief Executive Officer of Western Bancorp, stated "Western Bancorp continues to make substantial progress on its goals:
     - On April 17, 1998 Western announced the signing of a definitive agreement to acquire the Bank of Los Angeles. Bank of Los Angeles has approximately $275 million in assets with branches in West Hollywood, Beverly Hills, Culver City, Encino and Glendale. Bank of Los Angeles will be merged into Santa Monica Bank.
- The systems integration of Santa Monica Bank is planned for the third and fourth quarters of the year and is proceeding on plan. Western expects to integrate Bank of Los Angeles at the end of 1998 or early in 1999.
- Western continues to make progress on improving its operating efficiency ratio, from 62.2% in the second quarter of 1997 to 54.7% in the first quarter of 1998 and to 51.4% in the second quarter of 1998. This progress comes even though there is much integration work left to complete."

Western remains well capitalized with a leverage ratio of approximately 7.68%.

Western serves its clients in Southern California through its two banking subsidiaries: Southern California Bank and Santa Monica Bank. Southern California Bank serves southern Los Angeles, Orange and San Diego Counties with sixteen branches and with its specialized escrow services and asset based lending. Santa Monica Bank serves its clients in Santa Monica, Malibu, Marina del Rey, Beverly Hills, Century City, Encino and Westwood with thirteen branches and its specialized trust and investment management services.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements that involve inherent risks and uncertainties. Western Bancorp cautions readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. These factors include economic conditions and competition in the geographic and business areas in which Western Bancorp and its subsidiaries operate, inflation, fluctuations in interest rates, legislation and governmental regulation and the progress of integrating Santa Monica Bank, Western Bank and Southern California Bank.

                                  WESTERN BANCORP
                         UNAUDITED CONDENSED BALANCE SHEETS



                                                                  June 30          December 31,
                                                                   1998                1997
                                                                -----------        ------------
                                                              (In thousands, except per share data)

ASSETS:
Cash and due from banks                                         $   155,940         $    97,456
Federal funds sold                                                  177,329             138,702
                                                                -----------         -----------
    TOTAL CASH AND CASH EQUIVALENTS                                 333,269             236,158
FRB and FHLB stock                                                    5,759               5,610
Securities:
  Securities available for sale                                     218,376             201,904
                                                                -----------         -----------
     TOTAL SECURITIES                                               224,135             207,514
Net loans and leases                                              1,249,930             864,840
Property, plant and equipment                                        32,034              13,685
Other real estate owned                                               4,946               6,261
Goodwill                                                            145,525              30,430
Other assets                                                         26,910              24,622
                                                                -----------         -----------
     TOTAL ASSETS                                               $ 2,016,749         $ 1,383,510
                                                                -----------         -----------
                                                                -----------         -----------

LIABILITIES AND SHAREHOLDERS' EQUITY:
LIABILITIES:
Non-interest bearing deposits                                   $   637,837         $   457,503
Interest bearing deposits                                         1,059,515             769,290
                                                                -----------         -----------
     TOTAL DEPOSITS                                               1,697,352           1,226,793
Borrowed funds                                                       15,756              12,751
Accrued interest payable and other liabilities                       14,495              14,311
                                                                -----------         -----------
     TOTAL LIABILITIES                                            1,727,603           1,253,855

SHAREHOLDERS' EQUITY:
Preferred stock                                                           -                   -
Common stock                                                        263,257             112,947
Retained earnings                                                    25,819              16,802
Accumulated other comprehensive income -
    unrealized net gains (losses) on securities
    available for sale, net of tax                                       70                 (94)
                                                                -----------         -----------
     TOTAL SHAREHOLDERS' EQUITY                                     289,146             129,655

                                                                -----------         -----------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $ 2,016,749         $ 1,383,510
                                                                -----------         -----------
                                                                -----------         -----------

Number of common shares outstanding                                15,703.8            10,648.3
Common shareholders' equity per share                           $     18.41         $     12.18
Tangible common shareholders' equity per share                  $      9.15         $      9.32

                                  WESTERN BANCORP
                       UNAUDITED CONDENSED INCOME STATEMENTS



                                                                      Six Months Ended             Three Months Ended
                                                                           June 30                       June 30
                                                                 -------------------------     -------------------------
                                                                   1998 (a)      1997 (a)       1998 (a)       1997 (a)
                                                                 ----------     ----------     ----------     ----------
                                                                           (In thousands, except per share data)

INTEREST INCOME:
   Interest and fees on loans and leases                         $   56,671    $   38,605      $   29,916     $   19,560
   Interest on investment securities                                  6,966         8,500           3,256          4,192
   Interest on federal funds sold                                     5,285         1,653           2,983          1,041
                                                                 ----------    ----------      ----------     ----------
      TOTAL INTEREST INCOME                                          68,922        48,758          36,155         24,793

INTEREST EXPENSE:
   Interest expense on deposits                                      17,762        13,736           9,097          7,060
   Interest expense on borrowed funds                                   556           594             339            255
                                                                 ----------    ----------      ----------     ----------
      TOTAL INTEREST EXPENSE                                         18,318        14,330           9,436          7,315

                                                                 ----------    ----------      ----------     ----------
NET INTEREST INCOME:                                                 50,604        34,428          26,719         17,478
   Less:  provision for loan and lease losses                           300         1,400             150            675
                                                                 ----------    ----------      ----------     ----------
NET INTEREST INCOME AFTER PROVISION FOR
      LOAN AND LEASE LOSSES                                          50,304        33,028          26,569         16,803
                                                                 ----------    ----------      ----------     ----------

NON INTEREST INCOME:
   Service charges and fees on deposit accounts                       3,786         2,779           1,877          1,396
   Trust fees                                                         1,615             -             978              -
   Escrow fees                                                          531           337             273            182
   Other fees and charges                                             1,318           722             875            218
   Gain on sale of loans and other assets                                 -            78               -              -
   Securities gains                                                     155           342              42            235
   Other income                                                         453           770             200            488
                                                                 ----------    ----------      ----------     ----------
      TOTAL NON INTEREST INCOME                                       7,858         5,028           4,245          2,519

NON INTEREST EXPENSE:
   Salaries and benefits                                             17,725        12,715           9,183          6,055
   Occupancy, furniture and equipment                                 5,328         3,889           2,981          1,973
   Advertising and business development                                 566           596             290            226
   Other real estate owned                                             (205)           69            (394)            23
   Professional services                                              1,657         1,753             819            689
   Telephone, stationery and supplies                                 1,437         1,420             701            708
   Goodwill amortization                                              4,561         1,270           2,610            634
   Data processing                                                    1,126           791             568            403
   Customer services cost                                               842           559             521            428
   Merger costs                                                           -         3,470               -          3,404
   Other                                                              2,476         3,268           1,253          1,930
                                                                 ----------    ----------      ----------     ----------
      TOTAL NON INTEREST EXPENSE                                     35,513        29,800          18,532         16,473

                                                                 ----------    ----------      ----------     ----------
   Income before income taxes                                        22,649         8,256          12,282          2,849
   Income taxes                                                      11,142         4,811           6,110          2,380
                                                                 ----------    ----------      ----------     ----------
      NET INCOME                                                 $   11,507    $    3,445      $    6,172     $      469
                                                                 ----------    ----------      ----------     ----------
                                                                 ----------    ----------      ----------     ----------

   Weighted average common shares outstanding:
      Basic                                                        14,821.5      10,492.5        15,695.0       10,497.9
      Diluted                                                      15,040.0      10,778.3        15,931.2       10,798.7

   Net income per share:
      Basic                                                      $     0.78     $    0.33      $     0.39     $     0.04
      Diluted                                                    $     0.77     $    0.32      $     0.39     $     0.04

a) Santa Monica Bank was acquired on January 27, 1998. Accordingly, Santa Monica Bank's operating results are not included in the amounts for the 1997 periods and are included only since February of the 1998 periods.



                                                                 Six Months Ended             Three Months Ended
                                                                      June 30                      June 30
                                                            --------------------------    -------------------------
                                                                1998           1997           1998           1997
                                                                ----           ----           ----           ----

PER SHARE INFORMATION:
   Number of shares (weighted average, in thousands)         14,821.5        10,492.5       15,695.0       10,497.9
   Diluted shares (weighted average, in thousands)           15,040.0        10,778.3       15,931.2       10,798.7
   Basic income per share                                  $     0.78      $     0.33     $     0.39     $     0.04
   Diluted income per share                                $     0.77      $     0.32     $     0.39     $     0.04

   BEFORE MERGER COSTS AND GOODWILL AMORTIZATION
   Basic income per share                                  $     1.08      $     0.74     $     0.56     $     0.39
   Diluted income per share                                $     1.07      $     0.72     $     0.55     $     0.38



PROFITABILITY MEASURES:
   Return on average assets                                      1.20%           0.52%          1.22%          0.14%
   Return on average equity                                       9.0%            5.3%           8.6%           1.4%

   BEFORE MERGER COSTS AND GOODWILL AMORTIZATION
   Return on average tangible assets                             1.79%           1.20%          1.87%          1.25%
   Return on average equity                                      12.5%           11.8%          12.2%          12.4%
   Efficiency ratio                                              52.9%           63.6%          51.4%          62.2%


ADJUSTMENTS TO NET INCOME (IN THOUSANDS):
   Net income                                              $   11,507      $    3,445     $    6,172     $      469
   Merger costs                                                     -           3,470              -          3,404
     Tax benefits                                                   -             395              -            395
                                                           ----------      ----------     ----------     ----------
   After tax merger costs                                           -           3,075              -          3,009
   Goodwill amortization                                        4,561           1,270          2,610            634
   Gain on sale of loans available for sale - after tax             -             (46)             -              -
                                                           ----------      ----------     ----------     ----------
                                  ADJUSTED NET INCOME      $   16,068      $    7,744     $    8,782     $    4,112
                                                           ----------      ----------     ----------     ----------
                                                           ----------      ----------     ----------     ----------

ADJUSTMENTS TO REVENUES (IN THOUSANDS):
   Net interest income                                     $   50,604      $   34,428     $   26,719     $   17,478
   Non interest income                                          7,858           5,028          4,245          2,519
                                                           ----------      ----------     ----------     ----------
     Revenue before adjustments                                58,462          39,456         30,964         19,997
   Gain on sale of loans                                            -             (78)             -              -
                                                           ----------      ----------     ----------     ----------
                                  ADJUSTED REVENUES        $   58,462      $   39,378     $   30,964     $   19,997
                                                           ----------      ----------     ----------     ----------
                                                           ----------      ----------     ----------     ----------

ADJUSTMENTS TO EXPENSES (IN THOUSANDS):
   Non interest expense                                    $   35,513      $   29,800     $   18,532     $   16,473
   Merger costs                                                     -          (3,470)             -         (3,404)
   Goodwill amortization                                       (4,561)         (1,270)        (2,610)          (634)
                                                           ----------      ----------     ----------     ----------
                                  ADJUSTED EXPENSES        $   30,952      $   25,060     $   15,922     $   12,435
                                                           ----------      ----------     ----------     ----------
                                                           ----------      ----------     ----------     ----------


                                                               Six Months Ended                Three Months Ended
                                                                    June 30                         June 30
                                                          ------------------------------   -----------------------------
                                                              1998              1997           1998             1997
                                                              ----              ----           ----             ----

AVERAGE BALANCE SHEETS
(In thousands)

AVERAGE ASSETS

   Loans and leases, net of deferred fees and costs      $  1,197,284     $     819,900     $  1,265,009     $   827,750
   Investments                                                247,834           294,596          231,531         289,026
   Federal funds sold                                         193,842            60,521          219,319          73,388
                                                         ------------     -------------     ------------     -----------
                              AVERAGE EARNING ASSETS        1,638,960         1,175,017        1,715,859       1,190,164
   Goodwill                                                   127,256            32,304          146,359          31,967
   Other assets                                               166,633           124,801          171,303         125,088
                                                         ------------     -------------     ------------     -----------
                                AVERAGE TOTAL ASSETS     $  1,932,849     $   1,332,122     $  2,033,521     $ 1,347,219
                                                         ------------     -------------     ------------     -----------
                                                         ------------     -------------     ------------     -----------

AVERAGE LIABILITIES AND SHAREHOLDERS' EQUITY

   Non interest bearing deposits                         $    585,378     $     398,572     $    620,236     $   406,903
   Interest bearing deposits                                1,053,197           774,642        1,089,602         781,725
                                                         ------------     -------------     ------------     -----------
                                    AVERAGE DEPOSITS        1,638,575         1,173,214        1,709,838       1,188,628

   Other interest bearing liabilities                          16,354            16,128           17,951          14,510
   Other liabilities                                           19,296            10,855           17,488          11,362
                                                         ------------     -------------     ------------     -----------
                                 AVERAGE LIABILITIES        1,674,225         1,200,198        1,745,277       1,214,500

                                                         ------------     -------------     ------------     -----------
   Shareholders' equity                                       258,624           131,924          288,244         132,719

                                                         ------------     -------------     ------------     -----------
        AVERAGE LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,932,849     $   1,332,122     $  2,033,521     $ 1,347,219
                                                         ------------     -------------     ------------     -----------
                                                         ------------     -------------     ------------     -----------

YIELD ANALYSIS
(Dollars in millions)

 Average earning assets                                  $    1,639.0      $    1,175.0     $    1,715.9     $   1,190.2
   Yield                                                        8.48%             8.37%            8.45%           8.36%

 Average interest bearing deposits                       $    1,053.2      $      774.6     $    1,089.6     $     781.7
   Cost                                                         3.40%             3.58%            3.35%           3.62%

 Average deposits                                        $    1,638.6      $    1,173.2     $    1,709.8     $   1,188.6
   Cost                                                         2.19%             2.36%            2.13%           2.38%

 Average interest bearing liabilities                    $    1,069.6      $      790.8     $    1,107.6     $     796.2
   Cost                                                         3.45%             3.65%            3.42%           3.68%

 Interest spread                                                5.03%             4.72%            5.03%           4.68%
 Net interest margin                                            6.23%             5.91%            6.25%           5.89%



CREDIT QUALITY MEASURES
 (Dollars in thousands)


                                                                        QUARTER ENDED                                 Year
                                             ----------------------------------------------------------------        Ended
                                                 30-Jun       31-Mar        31-Dec       30-Sep       30-Jun         31-Dec
                                                 1998          1998          1997         1997         1997           1996
                                                 ----          ----          ----         ----         ----           ----

Loans past due 90 days and still accruing   $    2,495   $        -      $     31    $    1,267    $    422       $    193

Nonaccrual loans and leases                     13,709       11,713         7,488         9,468      14,665         16,157
Other real estate owned                          4,946        7,508         6,261         8,354       7,680          7,082
                                            ----------   ----------      --------    ----------    --------       --------
   NON-PERFORMING ASSETS                        18,655       19,221        13,749        17,822      22,345         23,239

Impaired loans gross                            16,192       17,579        13,482        14,960      18,530         21,034
Allocated reserves                               2,274          679           679           418       1,806          2,172
                                            ----------   ----------      --------    ----------    --------       --------
   NET INVESTMENT IN IMPAIRED LOANS             13,918       16,900        12,803        14,542      16,724         18,862

Charge-offs                                        727          296           422         1,461       1,394          4,675
Recoveries                                         273          580           481           551         349          1,123
                                            ----------   ----------      --------    ----------    --------       --------
   NET CHARGE-OFFS                                 454         (284)          (59)          910       1,045          3,552


Allowance for loan and lease losses (ALLL)      24,681       24,985        15,894        15,160      15,345         15,757
Loans and leases, net of deferred fees
   and costs                                 1,274,611    1,253,887       880,734       874,283     849,141        817,358
Average loans and leases for the quarter,
   net of deferred fees and costs            1,265,049    1,128,806       868,466       854,323     828,362        601,115
ALLL to loans and leases                         1.94%        1.99%         1.80%         1.73%       1.81%          1.93%
ALLL to nonaccrual loans and leases             180.0%       213.3%        212.3%        160.1%      104.6%          97.5%
ALLL to non performing assets                   132.3%       130.0%        115.6%         85.1%       68.7%          67.8%
Non performing assets to loans, leases
   and OREO                                      1.46%        1.52%         1.55%         2.02%       2.61%          2.82%
Annualized net charge-offs (recoveries) to
   average loans and leases                      0.14%       (0.10%)       (0.03%)        0.43%       0.50%
Full year net charge-offs to average
   loans and leases                                                         0.31%                                    0.59%